UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

DIVERSIFIED ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama	35242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (205) 408-0909

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	DEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced on September 8, 2025, Diversified Energy Company PLC (“DEC PLC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Diversified Production LLC, Corsair Merger Sub, Inc., Canvas Energy Inc. (“Canvas”) and CEI Representative LLC. On November 21, 2025, Diversified Energy Company (the “Company” or “Diversified”), became the ultimate parent company of DEC PLC and its consolidated subsidiaries.  On November 24, 2025 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement, the Company completed its acquisition of Canvas (the “Acquisition”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Acquisition was completed and the Company acquired all of the issued and outstanding common stock of Canvas from the former owners of Canvas in exchange for, in the aggregate, (i) cash consideration of approximately $495,000,000 and (ii) 3,720,125 shares of the Company’s common stock (the “Consideration Shares”).

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.02. The issuance of the Consideration Shares in the Acquisition was made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The Company intends to file the financial statements of Canvas required by Item 9.01(a) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The Company intends to file the pro forma financial information relating to the Acquisition required by Item 9.01(b) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of September 8, 2025, by and among Diversified Production LLC, Diversified Energy Company PLC, Corsair Merger Sub, Inc., Canvas Energy Inc. and CEI Representative LLC, as equityholders’ representative (incorporated by reference to Exhibit 99.2 to the Form 6-K, File No. 001-41870, filed by Diversified Energy Company PLC with the Securities and Exchange Commission on September 9, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

Date: November 26, 2025	By:	/s/ Bradley G. Gray
Bradley G. Gray
President & Chief Financial Officer